April 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 3/31/2004

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 3/31/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         4/15/2004
Collection Period Ending                  3/31/2004

Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,389,020,526
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,372,075,424

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         164,648
 5 SAU 1-30 Office                                      11,451,635
 6 Total                                                11,616,283
 7 Trust Receivables                                 3,389,020,526
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                25,417,654
10 Amount in Excess                                              0

11 NSF 30+                                                 617,859
12 SAU 30+                                               2,762,576
                                                         3,380,435

Overconcentrations
13 End of month Pool Balance                         3,372,075,424

                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    674,415,085    21,326,375        0

15 Asset Based Receivables                      20%    674,415,085   245,338,998        0

16 Dealer concentration top 8                  2.5%     84,301,886    77,763,520        0

17 Dealer concentration Other                    2%     67,441,508    27,578,820        0

18 Manufacturer Concentration Top 3             15%    505,811,314   440,586,635        0

19 Manufacturer Concentration Other             10%    337,207,542   105,985,806        0

20 Product Line Concentration:

21 CE & Appl                                    25%    843,018,856    80,465,391        0

22 MIS                                          25%    843,018,856   246,468,473        0

23 Motorcycle                                   25%    843,018,856   553,856,776        0

24 Marine                                       35%  1,180,226,398   887,765,178        0

25 RV                                           35%  1,180,226,398 1,034,062,880        0

26 Music                                        25%    843,018,856    62,974,125        0

27 Industrial Equipment                         25%    843,018,856   125,133,075        0

28 A/R                                          25%    843,018,856   266,665,374        0

29 Snowmobiles                                  25%    843,018,856             0        0

30 Other                                        25%    843,018,856   131,629,255        0

31 Delayed Funding Receivables                                       299,630,842

                                       1/31/2004      2/29/2004      3/31/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          0.08%          0.07%          0.28%         0.14%
33 Payment Rate                          31.55%         30.15%         39.85%       33.85%

Net Receivable Rate - Current Month
34 Interest                                   5.27%
35 Discount                                   2.39%
36 Total                                      7.66%
37 Less Servicing                            -2.00%
38 Remaining                                  5.66%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             03/31/04
Collection Period       03/01/04 03/31/04
Determination Date      04/14/04
Distribution Date       04/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C

Pool Balance
1 Beginning of Month
  Receivables                     02/29/04  3,387,291,281
2 Plus: Account Additions         03/01/04              -
3 Beginning of month
  Principal
  Receivables                     03/01/04  3,387,291,281
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         03/01/04  3,370,354,825
6 Beginning of month Dealer
  Overconcentrations              03/01/04              -
  Beginning of month
7 Unconcentrated
  Pool Balance                    03/01/04  3,370,354,825

8 End of month Principal
  Receivables                     03/31/04  3,389,020,526
9 Discount Factor                                0.50%
10End of mo Pool Balance          03/31/04  3,372,075,424
11End of month Dealer
  Overconcentrations              03/31/04              -
12End of month
  Unconcentrated Pool
  Balance                         03/31/04  3,372,075,424
13Overconcentrated %              03/31/04       0.00%
14Unconcentrated %                03/31/04      100.00%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 03/01/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           03/01/04                       0.00%          19.23%          18.37%         0.58%        0.29%
17End of month Invested
  Amount                          03/31/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           04/14/04                             -               -               -             -            -
19Balance                         04/15/04                             -     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     04/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            03/17/04              -
22Determination Date
  Deposit                         04/15/04              -
  Distribution Date
23Disbursement                    04/15/04              -
  Excess Funding Account
24Balance                         04/15/04              -

Reserve Fund
25Required Amount                 04/15/04                                    17,500,000
26Beginning Balance               03/17/04                                    17,500,000
27Deposits              03/17/04  04/15/04                                        14,059
28Disbursements         03/17/04  04/15/04                                        14,059
29Ending Balance                  04/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      03/31/04                       0.00%          14.84%          14.17%         0.45%        0.22%
31Floating Allocation
  Percentage                      03/31/04                       0.00%          14.84%          14.17%         0.45%        0.22%

32Principal Collections 03/01/04  03/31/04  1,349,999,338            -
33Nonprincipal Collectio03/01/04  03/31/04     21,707,160            -
34Total Collections     03/01/04  03/31/04  1,371,706,498            -

Defaults
35Defaulted Amount      03/01/04  03/31/04        798,603
36Investor Default Amoun03/01/04  03/31/04                             -         118,474         113,143         3,554        1,777

Interest
37Monthly Interest                04/15/04                             -         585,599         550,982        20,796       13,821
38Interest Shortfall              04/15/04                             -               -               -             -            -
39Additional Interest             04/15/04                             -               -               -             -            -
40Total                           04/15/04                             -         585,599         550,982        20,796       13,821

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               03/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         03/01/04  03/31/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         04/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio03/01/04  03/31/04     21,707,160            -
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               03/01/04  03/31/04        966,794
47Floating Allocation
  Percentage                                                     0.00%          14.84%          14.17%         0.45%        0.22%
48Investor Nonprincipal
  Collections           03/01/04  03/31/04                             -       3,220,308       3,075,394        96,609       48,305
49Investor portion of
  Servicer Advance
  Less Reimbursement    03/01/04  03/31/04                             -         143,426         136,972         4,303        2,151
50Plus:  Investment Proc03/01/04  03/31/04                             -          16,107
51Less:
52Monthly Interest                04/15/04                             -         585,599         550,982        20,796       13,821
53Prior Monthly Interest          04/15/04                             -               -               -             -            -
54Additional Interest             04/15/04                             -               -               -             -            -
55Reserve Fund Deposit            04/15/04                             -               -               -             -            -
56Default Amount        03/01/04  03/31/04                             -         118,474         113,143         3,554        1,777
57Charge-Offs           03/01/04  03/31/04                             -               -               -             -            -
58Monthly Servicing Fee           04/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               04/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          04/15/04                             -               -               -             -            -
61Yield Supplement Dep.           04/15/04                             -               -
62Balance:  Excess Servi03/01/04  03/31/04                           -      1,842,435.00

Collection Account
63Beginning Balance               03/17/04                                             -
64Deposits              03/17/04  04/15/04                                       729,025
65Disbursements         03/17/04  04/15/04                                       729,025
66Ending Balance                  04/15/04                                             -

Interest Funding Account
67Beginning Balance               03/17/04                                             -
68Deposits              03/17/04  04/15/04                                       585,639
69Disbursements         03/17/04  04/15/04                                       585,639
70Ending Balance                  04/15/04                                           -

Principal Funding Account
71Beginning Balance               03/17/04                                             -
72Deposits              03/17/04  04/15/04                                             -
73Disbursements         03/17/04  04/15/04                                             -
74Ending Balance                  04/15/04                                             -

Yield Supplement Account
75Required Amount                 04/15/04                                     2,500,000
76Beginning balance               03/17/04                                     2,500,000
77Deposit               03/17/04  04/15/04                                         2,008
78Disbursements         03/17/04  04/15/04                                         2,008
79Ending balance                  04/15/04                                     2,500,000

80Total Amount Distributed        04/15/04        585,599

Interest Rate for the Next Period
81One-month LIBOR        4/15/04  05/17/04          1.10000%
82Net Receivables Rate            03/31/04          5.66466%

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